UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 6, 2009
FIRSTMERIT CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-10161	34-1339938

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

III Cascade Plaza, 7th Floor Akron, Ohio	44308

(Address of principal executive offices)	(Zip Code)
(330) 996-6300
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
     On May 6, 2009, FirstMerit Corporation (the “Company”) entered into a Distribution Agency Agreement (the “Agreement”) with Credit Suisse Securities (USA) LLC (“Credit Suisse”), pursuant to which the Company may, from time to time, offer and sell shares of the Company’s common stock, no par value, having aggregate gross sales proceeds of up to $100,000,000 (the “Common Shares”), through Credit Suisse as sales agent. Sales of the Common Shares will be made by means of ordinary brokers’ transactions on the Nasdaq Global Select Market at market prices, in block transactions or as otherwise agreed with Credit Suisse.
     Common Shares sold pursuant to the Agreement will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on May 6, 2009, to the accompanying prospectus filed with the Commission on February 6, 2009, as part of the Company’s Registration Statement on Form S-3 (File No. 333-157163) (the “Registration Statement”).
     Under the terms of the Agreement, the Company may also sell some or all of the Common Shares to Credit Suisse as principal for its own account at a price agreed upon at the time of sale. If the Company sells Common Shares to Credit Suisse as principal, the Company will enter into a separate terms agreement setting forth the terms of such transaction and the Company will describe such terms agreement in a separate prospectus supplement or pricing supplement.
     The Company is not obligated to sell and Credit Suisse is not obligated to buy or sell any Common Shares under the Agreement. No assurance can be given that the Company will sell any Common Shares under the Agreement, or, if it does, as to the price or amount of Common Shares that will be sold, or the dates when the sale of such shares will take place.
     The Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit. Additional exhibits are filed herewith in connection with the Company’s Registration Statement, which are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d)       Exhibits.

Exhibit
Number	Description

5.1	Opinion of Vorys, Sater, Seymour and Pease LLP regarding the legality of the Common Shares to be issued pursuant to the Distribution Agency Agreement dated May 6, 2009.

23.1	Consent of Vorys, Sater, Seymour and Pease LLP (included in Exhibit 5.1).

99.1	Distribution Agency Agreement dated May 6, 2009 between FirstMerit Corporation and Credit Suisse Securities (USA) LLC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation
By:	/s/ Terrence E. Bichsel
Terrence E. Bichsel
Executive Vice President and Chief Financial Officer

Date: May 6, 2009